UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

Valor Gold Corp.
 (Exact name of registrant as specified in Charter)

Delaware (State or other jurisdiction of incorporation)	333- 171277 (Commission File Number)	45-5215796 (IRS Employer Identification No.)

200 S Virginia Street, 8 th Floor, Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 734-4361

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On October 29, 2012, Valor Gold Corp. (the “Company”)   sold an aggregate of 1,750,000 units (the “Units”) with gross proceeds to the Company of $700,000 to certain accredited investors (the “Investors”) pursuant to a subscription agreement (the “Subscription Agreement”).

Each Unit was sold for a purchase price of $0.40 per Unit and consisted of: (i) one share of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and (ii) a five-year warrant (the “Warrants”) to purchase seventy-five (75%) percent of the number of shares of Common Stock purchased at an exercise price of $0.55 per share, subject to adjustment upon the occurrence of certain events such as stock splits and dividends.

The Warrants may be exercised on a cashless basis if at any time there is no effective registration statement covering the resale of the shares of Common Stock underlying the Warrants. The Warrants contains limitations on the holder’s ability to exercise the Warrant in the event such exercise causes the holder to beneficially own in excess of 4.99% of the Company’s issued and outstanding Common Stock, subject to a discretionary increase in such limitation by the holder to 9.99% upon 61 days’ notice.

The Company paid placement agent fees of $48,000 in cash to a broker-dealer in connection with the sale of the Units.

The foregoing is not a complete summary of the terms of the offering described in this Item 3.02 and reference is made to the complete text of the Subscription Agreement and the Warrant, attached, respectively, as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and hereby incorporated by reference.

The Units were issued to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933 and corresponding provisions of state securities laws.

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 29, 2012, holders of a majority of the Company’s outstanding voting capital stock voted in favor of the adoption of the Company’s 2012 Equity Incentive Plan and the reservation of 7,000,000 shares of Common Stock thereunder (the “2012 Plan”).  The Board of Directors approved the 2012 Plan on October 29, 2012.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Form of Subscription Agreement
10.2	Form of Warrant
10.3	2012 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 2, 2012

Valor Gold Corp.

By:	/s/ Arthur Leger
	Name:	Arthur Leger
	Title:	President and Chief Executive Officer